EXHIBIT 23.2
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                      CONSENT OF KIRKPATRICK & LOCKHART LLP


     The consent of Kirkpatrick & Lockhart LLP to include its opinion regarding the legality of the issuance of shares is set forth in Kirkpatrick & Lockhart's opinion attached as Exhibit 5.1 to the Registration Statement on Form SB-2 filed on October 1, 2001.